SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 14, 1999


                           FLEET FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Rhode Island              1-6366              05-0341324
           ------------              ------              ----------
         (State or other        (Commission File        (IRS Employer
         jurisdiction of            Number)            Identification
         incorporation)                                   Number)



                 One Federal Street, Boston, Massachusetts 02110
                 -----------------------------------------------
              (Address of principal executive offices)   (zip code)



                                 (617) 346-4000
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

      Fleet Financial Group, Inc., a Rhode Island corporation ("Fleet"), and BankBoston Corporation, a Massachusetts corporation ("BankBoston"), have entered into an Agreement and Plan of Merger, dated as of March 14, 1999 (the "Merger Agreement"). The Merger Agreement provides for the merger of BankBoston with and into Fleet (the "Merger"). The name of the combined company will be "Fleet Boston Corporation" and its headquarters will remain in Boston, Massachusetts. Terrence Murray, Chairman and Chief Executive Officer of Fleet, will be the Chairman of the Board of Directors and Chief Executive Officer of the combined company. Charles K. Gifford, Chairman and Chief Executive Officer of Fleet, will be the President and Chief Operating Officer of the combined company. Mr. Gifford will succeed to the role of Chief Executive Officer as of December 31, 2001 (or at such earlier time as Mr. Murray may step down from such role), and he will succeed to the role of Chairman of the Board of Directors on December 31, 2002 (or at such earlier time as Mr. Murray may step down from such role). The board of directors of the combined company will consist of 12 directors appointed by Fleet and 10 directors appointed by BankBoston. The Merger is expected to be (1) accounted for under the "pooling-of-interests" method of accounting and (2) a "reorganization" under the Internal Revenue Code of 1986, as amended.

      At the effective time of the Merger, each share of common stock, par value $1.00 per share, of BankBoston ("BankBoston Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into
1.1844 shares (the "Exchange Ratio") of common stock, par value $0.01 per share, of Fleet ("Fleet Common Stock"). At the effective time of the Merger, all rights with respect to BankBoston Common Stock pursuant to stock options outstanding at such effective time, whether or not then exercisable, shall be converted into and shall become rights with respect to Fleet Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio.

      Consummation of the Merger is subject to a number of conditions, including
(1) the adoption of the Merger Agreement by the stockholders entitled to vote thereon of each of Fleet and BankBoston, (2) receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System), and (3) certain other customary conditions.

      In connection with the Merger Agreement, BankBoston and Fleet have also entered into cross stock option agreements, each dated March 14, 1999. Pursuant to the BankBoston stock option agreement, BankBoston granted to Fleet an irrevocable option to purchase, under certain circumstances, up to 59,005,179 shares of BankBoston Common Stock at a price, subject to certain adjustments, of $46.938 per share (the "Fleet Option"). Pursuant to the Fleet stock option agreement, Fleet granted to BankBoston an irrevocable option to purchase, under certain circumstances, up to 113,127,918 shares of Fleet Common Stock at a price, subject to certain adjustments, of $44.75 per share (the "BankBoston Option" and, with the Fleet Option, the "Options"). Each of the Options, if exercised by the grantee thereto, is intended to provide the grantee, before giving effect to the exercise of such Option, 19.9% of the total number of shares of the issuer then issued and outstanding. Under certain circumstances, each of the parties may be required to repurchase the applicable Option or the shares acquired pursuant to the exercise of such Option; alternatively, the holder of the applicable Option could surrender the Option and any shares purchased under the Option in exchange for a cash payment of $560 million subject to adjustment.

            A copy of the joint press release of March 14, 1999, regarding the Merger is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

            A copy of the presentation to investors, dated March 15, 1999, regarding the Merger and given jointly by Fleet and BankBoston, is attached as
Exhibit 99.2 hereto and is hereby incorporated herein by reference.

      The exhibits to this current report on Form 8-K contain forward looking statements with respect to the financial conditions, results of operations and businesses of each of Fleet and BankBoston and, assuming the consummation of the Merger, a combined Fleet/BankBoston including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the Merger; (b) the impact on revenues of the Merger, and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the Merger cannot be fully realized or realized within this expected time-frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of Fleet and BankBoston are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or
(7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

      Such forward-looking statements speak only as of the date on which such statements were made, and Fleet undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

               -  Not Applicable

(b)         Pro forma financial information.

               -  Not Applicable

(c)         Exhibits.

            99.1 Joint press release, dated March 14, 1999, issued by Fleet Financial Group, Inc. and BankBoston Corporation

            99.2 Investor Presentation Materials, dated March 15, 1999, regarding the Merger.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    FLEET FINANCIAL GROUP, INC.

                                    By:     /s/ William C. Mutterperl
                                    Name:   William C. Mutterperl
                                    Title:  Secretary and General Counsel


Date:  March 17, 1999

EXHIBIT INDEX

99.1 Joint press release, dated March 14, 1999, issued by Fleet Financial Group, Inc. and BankBoston Corporation.

99.2       Investor Presentation Materials, dated March 15, 1999, regarding the
           Merger.